                                                                    EXHIBIT 10.5

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         This Amendment, dated as of September 24, 2003, is made by and between METRETEK, INCORPORATED, a Florida corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS

         The Borrower and the Lender are parties to a Credit and Security Agreement dated as of September 6, 2002, as amended by a First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 26, 2003 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

         The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

         "Availability" means the lessor of (I) the difference of (i) the Borrowing Base and (ii) the sum of (A) the outstanding principal balance of the Revolving Note and (B) the L/C Amount and (II) the Maximum Line less the sum of
(A) the outstanding principal balance of the Revolving Note, (B) the L/C Amount,
(C) the outstanding principal balance of the Southern Flow Revolving Note, (D) the outstanding principal balance of the PowerSecure Revolving Note, and (E) the PowerSecure L/C Amount.

         "Maturity Date" means September 30, 2006.

         "Maximum Line" means $3,000,000 unless said amount is reduced pursuant to Section 2.12, in which event it means such lower amount.

         "PowerSecure Credit and Security Agreement" means the Credit and Security Agreement dated as of September 24, 2003, by and between PowerSecure, Inc., a Delaware corporation and the Lender, as may be further amended from time to time.

         "PowerSecure L/C Amount" means the L/C Amount as defined in the PowerSecure Credit and Security Agreement.

         "PowerSecure Revolving Advances" means Revolving Advances as defined in the PowerSecure Credit and Security Agreement.

         "PowerSecure Revolving Note" means the Revolving Note as defined in the PowerSecure Credit and Security Agreement.

         "Southern Flow Credit and Security Agreement" means the Credit and Security Agreement dated as of September 24, 2001, by and between Southern Flow Companies, Inc., a Delaware corporation and the Lender, as amended by a First Amendment to Credit and Security Agreement dated as of November 19, 2002, by a Second Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 26, 2003, by a Third Amendment to Credit and Security Agreement dated as of April 4, 2003, and by a Fourth Amendment to Credit and Security Agreement dated as of September 24, 2003, and as may be further amended from time to time.

         "Southern Flow Revolving Advances" means Revolving Advances as defined in the Southern Flow Credit and Security Agreement.

         "Southern Flow Revolving Note" means the Revolving Note as defined in the Southern Flow Credit and Security Agreement.

         2. Section 6.2(a). Section 6.2(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(a)     MINIMUM TANGIBLE NET WORTH. The Borrower will
maintain, during each period described below, its Tangible Net Worth, less (i) software development and (ii) intercompany indebtedness owing from all Corporate Guarantors to Borrower, determined as at the end of each month, at an amount not less than the amount set forth opposite such period (numbers appearing between "< >" are negative):

             Period                          Minimum Tangible Net Worth
             ------                          --------------------------
       September 30, 2003                           $1,590,000
        October 31, 2003                            $1,590,000
       November 30, 2003                            $1,540,000
December 31, 2003 and thereafter                    $1,500,000"

         3. Section 6.2(b). Section 6.2(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

         "(b)     MINIMUM NET INCOME. The Borrower will achieve during each
period described below, its Net Income, of not less than the amount set forth opposite such period (numbers appearing between "< >" are negative):

     Period                                        Minimum Net Income
     ------                                        ------------------
September 30, 2003                                      $ 10,000
October 31, 2003                                       <$120,000>
November 30, 2003                                      <$220,000>
December 31, 2003                                      <$260,000> "

         4. Section 2.8(b). Section 2.8(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(b)     MINIMUM INTEREST CHARGE. Notwithstanding the interest
payable pursuant to Subsection (a), the Borrower shall pay to the Lender interest of not less than $37,500 per quarter (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between (i) the Minimum Interest Charge and (ii) the sum of the amount of interest otherwise calculated under Section 2.8(a) of this Agreement, Section 2.5(a) of the Southern Flow Credit and Security Agreement and Section 2.8(a) of the PowerSecure Credit and Security Agreement; on the first day of each quarter and on the Termination Date. The Borrower will be given full credit on a dollar for dollar basis against the Minimum Interest Charge payable hereunder to the extent such amount is paid to the Lender pursuant to the Southern Flow Credit and Security Agreement or the PowerSecure Credit and Security Agreement."

         5.       Sections 2.9(b), 2.9(c) and 2.9(g). Sections 2.9(b), 2.9(c)
and 2.9(g) of the Credit Agreement are amended and restated in their entirety to read as follows:

                  "(b)     UNUSED LINE FEE. For the purposes of this Section
2.9, "Unused Amount" means the Maximum Line reduced by (A) outstanding Revolving Advances, (B) the L/C Amount, (C) outstanding Southern Flow Revolving Advances,
(D) outstanding PowerSecure Revolving Advances and (E) the PowerSecure L/C Amount. The Borrower agrees to pay to the Lender an unused line fee at the rate of one quarter of one percent (.25%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date. The Borrower will be given full credit on a dollar for dollar basis against the unused line fee payable hereunder to the extent such amount is paid to the Lender pursuant to the Southern Flow Credit and Security Agreement or the PowerSecure Credit and Security Agreement."

                  "(c)     FACILITY FEE. The Borrower agrees to pay to the
Lender an annual facility fee at the rate of one half of one percent (.50%) of the Maximum Line, which facility fee shall be due and payable annually on September 1st. The Borrower will be given full credit on a dollar for dollar basis against the facility fee payable hereunder to the extent such amount is paid to the Lender pursuant to the Southern Flow Credit and Security Agreement or the PowerSecure Credit and Security Agreement."

                  "(g)     TERMINATION AND LINE REDUCTION FEES. If the Credit
Facility is terminated (i) by the Lender during a Default Period that begins before a Maturity Date, (ii) by the Borrower (A) as of a date other than a Maturity Date or (B) as of a Maturity Date but without the Lender having received written notice of such termination at least 90 days before such Maturity Date, or if the Borrower reduces the Maximum Line, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction of the Maximum Line, as the case may be) as follows: (A) two percent (2.0%) if the termination or reduction occurs on or before September 30, 2004; and (B) one percent (1.0%) if the termination or reduction occurs after September 30, 2004. The Borrower will be given full credit on a dollar for dollar basis against the fee payable hereunder to the extent such amount is paid to the Lender pursuant to the Southern Flow Credit and Security Agreement or the PowerSecure Credit and Security Agreement."

         6. Section 2.17. Section 2.17 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Section 2.17 "Reserved"."

         7. Section 6.27. Section 6.27 of the Credit Agreement is amended by adding the following new sentence at the end thereof:

                  "Any payment made to Parent will be considered an advance and not a payment on the Subordinated Indebtedness (as defined in the Subordination Agreement); provided, however, that payments made to Parent to reimburse Parent for current expenses of Borrower paid by Parent (such as payroll, rent, utilities, etc.) will not be considered an advance."

         8. Section 7.1(u). Section 7.1(u) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "(u)     The Landlord's Disclaimer and Consent from Graywater
Investments, Ltd. shall have expired by its terms on September 1, 2004, and a replacement landlord's disclaimer and consent with respect to each outstanding lease, acceptable to the Lender in its sole discretion, shall not have been provided to the Lender by August 15, 2004."

         9. Schedule 6.4. Schedule 6.4 of the Credit Agreement is amended by adding the following new guaranties at the end thereof:

                  "Guaranty of the PowerSecure Credit and Security Agreement."

                  "Guaranty of Metretek Technologies, Inc. Non-Negotiable Promissory Note to be issued in the amount of $3,000,000 to the Heins Settlement Fund."

         10. Exhibit A. Exhibit A of the Credit Agreement is amended and restated in its entirety and replaced with Exhibit A attached hereto.

         11. Exhibit B. Exhibit B of the Credit Agreement is amended and restated in its entirety and replaced with Exhibit B attached hereto.

         12. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

         13. Restructure Fee. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable restructure fee in the amount of $7,500 in consideration of the Lender's execution and delivery of this Amendment. The Borrower will be given full credit on a dollar for dollar basis against the restructure fee payable hereunder to the extent such amount is paid to the Lender pursuant to the Southern Flow Credit and Security Agreement or the PowerSecure Credit and Security Agreement.

         14. Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Revolving Note, properly executed by the Borrower.

                  (b) The Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor set forth at the end of this Amendment, duly executed by each Guarantor and Subordinated Creditor.

                  (c)      Payment of the fee described in Paragraph 13.

                  (d)      Such other matters as the Lender may require.

         15. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and the Revolving Note and to perform all of its obligations thereunder, and this Amendment and the Revolving Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Revolving Note has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         16. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         17. No Other Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         18. Release. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, and the Subordinated Creditor by signing the Acknowledgment and Agreement of Subordinated Creditor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor or such Subordinated Creditor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         19. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 13 hereof.

         20. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.              METRETEK, INCORPORATED

By:   /s/ Patti Scudder                        By:   /s/ A. Bradley Gabbard
      ------------------------------                 ---------------------------
Name: Patti Scudder                            Name: A. Bradley Gabbard
Its:  Commercial Banking Officer               Its:  Chief Financial Officer

                                      EXHIBIT A TO CREDIT AND SECURITY AGREEMENT

                       AMENDED AND RESTATED REVOLVING NOTE

$3,000,000                                                      Denver, Colorado
                                                              September 24, 2003

         For value received, the undersigned, METRETEK, INCORPORATED, a Florida corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Denver, Colorado, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Dollars ($3,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated as of September 6, 2002 (as amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note has been executed and delivered in substitution for and not in repayment of the Note of the Borrower dated September 6, 2002, and is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                                  METRETEK, INCORPORATED

                                                  By: __________________________
                                                      A. Bradley Gabbard
                                                      Chief Financial Officer

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

         The undersigned, each a guarantor of the indebtedness of Metretek, Incorporated (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty dated as of September 6, 2002 (the "Guaranty"), each hereby (i) acknowledges receipt of the foregoing Amendment;
(ii) consents to the terms (including without limitation the amendment of Section 2.14 Termination of Corporate Guarantor Documents and the release set forth in Paragraph 18 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

METRETEK CONTRACT MANUFACTURING               METRETEK TECHNOLOGIES, INC.
COMPANY, INC.

By:  /s/ A. Bradley Gabbard                   By:   /s/ A. Bradley Gabbard
     -------------------------------                ---------------------------
Name: A. Bradley Gabbard                      Name: A. Bradley Gabbard
Its:  Chief Financial Officer                 Its:  Executive Vice President

POWERSECURE, INC.                             SOUTHERN FLOW COMPANIES, INC.

By:  /s/ A. Bradley Gabbard                   By:   /s/ A. Bradley Gabbard
     -------------------------------                ---------------------------
Name: A. Bradley Gabbard                      Name: A. Bradley Gabbard
Its:  Chief Financial Officer                 Its:  Chief Financial Officer

              ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITOR

         The undersigned, a subordinated creditor of Metretek, Incorporated (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a Subordination Agreement dated as of September 6, 2002 (the "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 18 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under its Subordination Agreement.

                                    METRETEK TECHNOLOGIES, INC.

                                    By:   /s/ A. Bradley Gabbard
                                          -----------------------------------
                                    Name: A. Bradley Gabbard
                                    Its:  Executive Vice President